Exhibit 99.1

TABLE OF CONTENTS

INDEPENDENT AUDITORS' REPORT

To the Owner of

Kiron Clinical Sleep Lab, LLC

Durham, North Carolina

We have audited the accompanying consolidated balance sheets of Kiron Clinical Sleep Lab, LLC (the "Company") as of December 31, 2012 and 2011, and the related consolidated statements of operations, changes in member’s equity (deficit), and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements referred to above are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kiron Clinical Sleep Lab, LLC as of December 31, 2012 and 2011, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has incurred historical losses and management expects the Company will continue to incur operating losses and negative cash flows. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Porter Keadle Moore, LLC

Atlanta, Georgia.

September 10, 2013

Kiron Clinical Sleep Lab, LLC

Consolidated Balance Sheets

December 31,

ASSETS
	2012	2011
CURRENT ASSETS
Cash	$37,857	$30,328
Accounts receivable, net	16,595	7,586
Prepaid expenses	-	5,828
TOTAL CURRENT ASSETS	54,542	43,652

PROPERTY AND EQUIPMENT, NET	54,452	43,652

TOTAL ASSETS	$91,107	$86,527

LIABILITIES AND MEMBER'S EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$24,567	$36,402
Compensation payable	30,678	44,431
Deferred rent	2,085	5,658
Payroll taxes withheld	2,554	-

TOTAL CURRENT LIABILITIES	59,884	86,491

MEMBER'S EQUITY (DEFICIT)	31,223	36

TOTAL LIABILITIES AND MEMBER'S EQUITY (DEFICIT)	$91,107	$86,527

See the accompanying notes to the consolidated financial statements.

Kiron Clinical Sleep Lab, LLC

Consolidated Statements of Operations

For the Years Ended December 31,

	2012	2011

Net revenue	$885,358	$891,730

Cost of revenue	263,642	291,132
Gross profit	621,716	600,598

Operating expenses	462,012	476,389

Net income	159,704	124,209

Member’s equity (deficit), beginning of year	36	(13,427)

Member’s contributions	37,486	48,795

Member’s distributions	(166,003)	(159,541)

Member’s equity, end of year	$31,223	$36

See the accompanying notes to the consolidated financial statements.

Kiron Clinical Sleep Lab, LLC

Consolidated Statements of Cash Flows

For the Years Ended December 31,

	2012	2011
Cash flows from operating activities
Net loss	$159,704	$124,209
Adjustment to reconcile net income to net cash provided by operating activities:
Depreciation	6,220	6,259
Changes in operating assets and liabilities:
Accounts receivable	(9,009)	(5,858)
Prepaid expenses	5,828	18
Accounts payable	(11,835)	(1,091)
Compensation payable	(13,753)	9,943
Deferred rent	(3,573)	(3,574)
Other current liabilities	2,554	(5,460)

Net cash provided by operating activities	136,136	124,446

Cash flows from investing activities
Purchases of property and equipment	-	(980)

Net cash used in investing activities	-	(980)

Cash flows from financing activities
Reduction of short-term debt	-	(4,048)
Contributions from member	37,486	48,795
Distributions to member	(166,003)	(159,541)

Net cash used by financing activities	(128,517)	(114,794)

Increase in cash	7,619	8,672

Cash, beginning of period	30,238	21,566

Cash - end of year	$37,857	$30,238

Supplemental disclosure of cash flow information:
Cash paid in interest	$444	$636

See the accompanying notes to the consolidated financial statements.

Kiron Clinical Sleep Lab, LLC

Notes to Consolidated Financial Statements

(1)  NATURE OF BUSINESS

Kiron Clinical Sleep Lab, LLC (the “Company’) was founded in 1998, and operates as a limited liability company organized under the laws of the State of North Carolina.  The Company is located in Durham, North Carolina with additional offices / facilities in Chapel Hill.  Kiron provides diagnostic testing for sleep disorders including overnight polysomnogram studies, Continuous Positive Airway Pressure (CPAP) titrations, Maintenance of Wakefulness Tests (MWTs) and Multiple Sleep Latency Tests (MSLTs).  Kiron is also an in-network provider of CPAP equipment and supplies for Blue Cross Blue Shield, United Healthcare, Wellpath and Medcost.

On June 28, 2013, Vystar Corporation entered into an LLC Ownership Interest Purchase Agreement with Michael Soo,  M.D.,  the  sole  member  of  Kiron  Clinical  Sleep  Lab,  LLC,  to  purchase  all  outstanding  membership  and ownership interests of Kiron, and on July 1, 2013, completed such purchase.

At closing, the Company and Seller entered into an agreement (“Contract”) pursuant to which the Seller through his medical practice, Durham Neurology, PLLC, a wholly owned professional limited liability company would provide ongoing clinical and medical services to the Company and Kiron as Medical Director.  The Seller subsequently dissolved Durham Neurology, PLLC leaving Kiron without a Medical Director.  On March 10, 2014, Vystar and Kiron filed Civil Suit 74A-07997-1 IN THE SUPERIOR COURT OF GWINNETT COUNTY, STATE OF GEORGIA against Michael Soo, MD and Durham Neurology, PLLC for multiple breaches of the Agreement and Contract.  Potential settlement discussions are currently taking place but there is no evidence that they will be successful.  As such, the two percent (2%) of gross receipts for five (5) years that was included in the original consideration has also been forfeited.  The Purchase Consideration was therefore adjusted to $140,000 and all initial Goodwill associated with the purchase was written-off.

On December 24, 2013, Vystar entered into an Independent Contractor Agreement with Jamila Randolph Battle, MD, a North Carolina physician and sleep specialist, to assume the role of Medical Director for Kiron on January 1, 2014.  Dr. Battle received her undergraduate degree from Duke University and her medical degree from the University of North Carolina at Chapel Hill School of Medicine. She completed her family medicine residency at the University of Michigan, Ann Arbor. Upon completion of her training she returned to North Carolina where she practiced family medicine and served as a consulting associate at Duke Family Medicine. In 2010 she began formal training and education with The School of Sleep Medicine in Palo Alto, California and the Mayo Clinic in Rochester, MN.  In 2012, she became Board Certified in Sleep Medicine.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The  Company  maintains  its  records  on  the  accrual  basis  of  accounting  in  conformity  with  accounting  principles generally accepted in the United States of America.

Use of Estimates

The  preparation  of  financial  statements  in  conformity  with  generally  accepted  accounting  principles  requires management  to  make  estimates  and  assumptions  that  affect  the  reported  amounts  of  assets  and  liabilities  and disclosure  of  contingent  assets  and  liabilities  at  the  date  of  the  financial  statements  and  the  reported  amounts  of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include all cash balances and highly liquid investments with maturities of three months or less.

Accounts Receivable

The  Company  extends  credit  to  its  customers  based  on  the  customer's  ability  to  pay.  An allowance for doubtful accounts is provided equal to the estimated losses that will be incurred in collection of all receivables. Estimated losses  are  based  on  a  review  of  the  current  status  of  the  receivables,  historical  collection  experience,  and management’s evaluation of the effect of existing economic conditions.  No allowance for doubtful accounts was recorded at December 31, 2012 or 2011.  The Company does not normally require collateral for trade receivables.

Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is provided for using the straight-line method over the estimated lives of the related assets.  Leasehold improvements are depreciated over the estimated useful life.  Depreciation is based on the estimated useful lives as follows:  machinery and equipment, 5 to

7 years; office furniture and fixtures, 5 to 7 years; vehicles, 5 years; leasehold improvements, 15 years; software, 3 years.

Fair Value of Financial Instruments

The Company’s financial instruments consist of cash, accounts receivable, accounts payable, accrued expenses, and member advances. The carrying values of all the Company’s financial instruments approximate fair value because of their short maturities. The Company currently has no lines-of-credit or equipment loans outstanding.

Sales Taxes

The Company collects sales taxes from customers on sales subject to the tax.  The Company’s accounting policy is to exclude the sales tax billed to and collected from customers from revenues and cost  of  sales and, instead, record the  sales tax charged to  customers as a liability, and remit those taxes to the appropriate state taxing authority when due.

Revenue Recognition

Revenue  is  attributable  to  fees  for  providing  services,  primarily  sleep  disorder  testing,  therapeutic  titrations  and clinical management. Most agreements include a fee per patient and type of study performed. The agreements may also include a fixed monthly fee for equipment. Fees associated with services are recognized in the period services are rendered and earned under service arrangements with clients where service fees are fixed or determinable and collectability is reasonably assured.  Service  fees  are  determined  based  on  written  price  quotations  or  service agreements  having  stipulated  terms  and  conditions  that  do  not  require  management  to  make  any  significant judgments or assumptions regarding any potential uncertainties.

Cost of Revenue

Cost of revenue consists primarily of personnel and medical supplies costs incurred in the delivery of the service.

Advertising and Promotion Costs

The Company expenses advertising and promotion costs as incurred. Advertising and promotion expense was $521 and $970 for 2012 and 2011, respectively.

Income Taxes

The Company operates as a limited liability company (“LLC”). As such, the net income or loss from the Company flows  through  to  the  members  and  they  are  taxed  on  their  proportionate  share  of  the  LLC’s  taxable  income.  Therefore, no provision or liability for federal or state income taxes related to the LLC is included in these financial statements.

Tax benefits arising from an uncertain tax position can only be recognized for financial reporting purposes if, and to the extent that, the position is more likely than not to be sustained in an audit by the applicable taxing authority.

There were no material unrecognized tax benefits and related tax liabilities at December 31, 2012 and 2011. Penalties related to uncertain tax positions would be recorded as a component of general and administrative expenses. Interest relating to uncertain tax positions would be recorded as a component of interest expense. The Company is no longer subject to income tax examinations for calendar years prior to 2010.

Recent Accounting Pronouncements

Accounting  standards  that  have  been  issued  or  proposed  by  the  Financial  Accounting  Standards  Board  and  other standard setting entities that do not require adoption until a future date are not expected to have a material impact on the financial statements upon adoption.

(3)  CONCENTRATIONS OF CREDIT RISK

Financial  instruments  that  potentially  subject  the  Company  to  concentrations  of  credit  risk  consist principally of cash balances in financial institutions and accounts receivable.

Cash Balances

The Company maintains its cash balance in one financial institution.  The account at the institution is insured by the

Federal Deposit Insurance Corporation (FDIC) up to $250,000.  As of December 31, 2012 and 2011, the Company had no uninsured cash balances. The Company has not incurred any losses from these accounts, and management believes the Company is not exposed to any significant credit risk on its cash balances.

Major Suppliers

Purchases from the Company’s two largest vendors and suppliers accounted for approximately 91.5% of total purchases for the years ended December 31, 2012 and 2011. In the event of an interruption of supply from these suppliers, management believes that similar materials could be purchased with minimal lead time from a variety of different sources at similar trade terms.

(4)  PROPERTY AND EQUIPMENT

The following is a summary of property and equipment, at cost less accumulated depreciation at December 31:

	2012	2011
Computer equipment	$ 25,964	$ 25,964
Furniture and fixtures	124,973	124,973
Computer software	860	860
Leasehold improvements	63,115	63,115
	214,912	214,912
Less: accumulated depreciation	178,257	172,037
Total	$ 36,655	$ 42,875

Depreciation expense was $6,220 and $6,259 for the years ended December 31, 2012 and 2011, respectively.

(5)  OPERATING LEASES

Commencing June 1, 2010, the Company entered into a non-cancelable operating lease for its Durham office and facilities. The lease was for a term of 38 months but was amended effective September 1, 2013 to extend the lease for another 61 months. Under the terms of the lease, the lessor and the Company acknowledge and agree that, provided no event of default occurs during the term of the lease, the monthly installment of rent due for the first two (2) months of the term of the lease shall be abated and shall not be payable to lessor.  Notwithstanding the foregoing, during such abatement period, the Company shall be liable for and shall pay all amounts due for any expenses, taxes, insurance costs, utilities and such other amounts due pursuant to the terms of the lease.

Commencing December 1, 2012, the Company entered into a non-cancelable operating lease for its Chapel Hill office and facilities. The lease expires on November 30, 2015.

The Company leases certain of its office equipment and billing service software under non-cancelable operating leases expiring at varying dates through 2016.

Future minimum lease payments under non-cancelable operating leases as of December 31, 2012 are as follows:

Year Ending December 31	Amount
2013	$ 136,362
2014	127,883
2015	102,948
2016	64,563
2017	66,387
Thereafter	45,137

Total	$ 543,280

Rent expense charged to operations for the years ended December 31, 2012 and 2011 was $110,703 and $114,205 respectively.

(6)  RELATED PARTY TRANSACTIONS

The Company rents its Chapel Hill facilities from Dream Bardo, LLC (a single-member LLC owned by Dr. Michael Soo, who is also the owner of Kiron Clinical Sleep Lab, LLC) on a month-to-month basis during 2012 and 2011. The total rent paid under this agreement for the years ended December 31, 2012 and 2011 was $10,000 and $17,658 respectively.

(7)  SUBSEQUENT EVENTS

On June 28, 2013, Vystar Corporation entered into an LLC Ownership Interest Purchase Agreement with Michael Soo,  M.D.,  the  sole  member  of  Kiron  Clinical  Sleep  Lab,  LLC,  to  purchase  all  outstanding  membership  and ownership interests of Kiron, and on July 1, 2013, completed such purchase.

Pursuant to the Agreement, the Company:

(a) Delivered $90,000 cash to Seller;

(b) Issued to Seller 727,434 shares of Vystar common stock, valued at $50,000 or $0.0688 per share; and

(c)  Two percent (2%) of the gross receipts received by Kiron for a period of five (5) years.

In addition, the Company agreed to pay an additional $60,000 (the “Adjustment Amount”), $10,000 in cash and $50,000 in shares of Vystar common stock, in the event the audited financial results of Kiron for the year-end 2011, 2012, and the first six (6) months of 2013 are within two percent (2%) variability of the Statement of Revenues and Expenses provided by the Seller at closing for the periods referenced above.  In the event the audited financial results are within three percent (3%) variability, fifty percent (50%) of the Adjustment Amount shall be paid to the Seller.  As this calculation is subject to audit, management’s current estimate is subject to change.

The completed audit of Kiron’s 2011 and 2012 financial statements showed financial results that exceeded the three percent (3%) variability allowed under the Agreement and thus the $60,000 Adjustment Amount was forfeited.

At closing, the Company and Seller also entered into an agreement (“Contract”) pursuant to which the Seller through his medical practice, Durham Neurology, PLLC, a wholly owned professional limited liability company would provide ongoing clinical and medical services to the Company and Kiron as Medical Director.  The Seller subsequently dissolved Durham Neurology, PLLC leaving Kiron without a Medical Director.  On March 10, 2014, Vystar and Kiron filed Civil Suit 74A-07997-1 IN THE SUPERIOR COURT OF GWINNETT COUNTY, STATE OF GEORGIA against Michael Soo, MD and Durham Neurology, PLLC for multiple breaches of the Agreement and Contract.  Potential settlement discussions are currently taking place but there is no evidence that they will be successful.  As such, the two percent (2%) of gross receipts for five (5) years that was included in the original consideration has also been forfeited.  The Purchase Consideration was therefore adjusted to $140,000 and all initial Goodwill associated with the purchase was written-off.

On December 24, 2013, Vystar entered into an Independent Contractor Agreement with Jamila Randolph Battle, MD, a North Carolina physician and sleep specialist, to assume the role of Medical Director for Kiron on January 1, 2014.  Dr. Battle received her undergraduate degree from Duke University and her medical degree from the University of North Carolina at Chapel Hill School of Medicine. She completed her family medicine residency at the University of Michigan, Ann Arbor. Upon completion of her training she returned to North Carolina where she practiced family medicine and served as a consulting associate at Duke Family Medicine. In 2010 she began formal training and education with The School of Sleep Medicine in Palo Alto, California and the Mayo Clinic in Rochester, MN.  In 2012, she became Board Certified in Sleep Medicine.

Kiron Clinical Sleep Lab, LLC

Consolidated Balance Sheets

June 30,

(unaudited)

Assets
	2013	2012
Current assets
Cash	$20,476	$47,760
Accounts receivable, net	41,593	7,943
Prepaid expenses	6,183	6,003
Total current assets	68,252	61,706

Property and equipment, net	34,769	39,765

Total assets	$103,021	$101,471

Liabilities and member's equity

Current liabilities
Accounts payable	$27,189	$43,022
Compensation payable	41,565	47,027
Deferred rent	298	3,871
Payroll taxes withheld	-	436

Total current liabilities	69,052	94,356

Member's equity:	33,969	7,115

Total liabilities and member's equity	$103,021	$101,471

Kiron Clinical Sleep Lab, LLC

Consolidated Statements of Operations

(unaudited)

	3 months ended June 30,		6 months ended June 30,
	2013	2012	2013	2012
Revenue	$224,349	$219,454	$428,377	$441,895

Cost of revenue	74,267	58,480	136,866	119,184
Gross profit	150,082	160,974	291,736	259,402

Operating expenses	115,117	119,123	234,736	259,402

Net Income	34,965	41,851	56,775	63,309

Member’s equity (deficit), beginning of period	21,004	2,523	31,223	36

Member’s contributions	-	9,079	-	16,210

Member’s distributions	(22,000)	(46,338)	(54,029)	(72,440)

Member’s equity, end of period	$33,969	$7,115	$33,969	$7,115

Kiron Clinical Sleep Lab, LLC

Consolidated Statements of Cash Flows

For the Six Months Ended June 30,

(unaudited)

	2013	2012
Cash flows from operating activities:
Net income	$56,775	$63,309
Adjustment to reconcile net loss to cash used in operating activities
Depreciation	3,019	3,110
Changes in operating assets and liabilities
Accounts receivable	(24,998)	(357)
Prepaid expenses	(6,183)	(175)
Accounts payable	2,622	6,620
Compensation payable	10,887	2,596
Deferred rent	(1,787)	(1,787)
Other current liabilities	(2,554)	436

Net cash provided by operating activities	37,781	73,752

Cash flows from investing activities:
Purchases of property and equipment	(1,133)	-

Net cash used in investing activities	(1,133)	-

Cash flows from financing activities:
Contributions from member	-	16,210
Distributions to member	(54,029)	(72,440)

Net cash used by financing activities	(54,029)	(56,230)

Net increase in cash	(17,381)	17,522

Cash - beginning of period	37,857	30,238

Cash - end of period	$20,476	$47,760

Cash paid during the period for interest	$191	$230

See the accompanying notes to the consolidated financial statements.

Kiron Clinical Sleep Lab, LLC

Notes to Consolidated Financial Statements

June 30, 2013 and 2012

(1)  NATURE OF BUSINESS

Kiron Clinical Sleep Lab, LLC (the “Company’) was founded in 1998, and operates as a limited liability company organized under the laws of the State of North Carolina.  The Company is located in Durham, North Carolina with additional offices / facilities in Chapel Hill.  Kiron provides diagnostic testing for sleep disorders including overnight polysomnogram studies, Continuous Positive Airway Pressure (CPAP) titrations, Maintenance of Wakefulness Tests (MWTs) and Multiple Sleep Latency Tests (MSLTs).  Kiron is also an in-network provider of CPAP equipment and supplies for Blue Cross Blue Shield, United Healthcare, Wellpath and Medcost.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The  Company maintains its records on the accrual basis of accounting in  conformity with accounting principles generally accepted in the United States of America.

Use of Estimates

The  preparation  of  financial  statements  in  conformity  with  generally  accepted  accounting  principles  requires management  to  make  estimates  and  assumptions  that  affect  the  reported  amounts  of  assets  and  liabilities  and disclosure  of  contingent  assets  and  liabilities  at  the  date  of  the  financial  statements  and  the  reported  amounts  of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include all cash balances and highly liquid investments with maturities of three months or less.

Accounts Receivable

The  Company  extends  credit  to  its  customers  based  on  the  customer's  ability  to  pay.  An allowance for doubtful accounts is provided equal to the estimated losses that will be incurred in collection of all receivables. Estimated losses  are  based  on  a  review  of  the  current  status  of  the  receivables,  historical  collection  experience,  and management’s evaluation of the effect of existing economic conditions.  No allowance for doubtful accounts was recorded at December 31, 2012 or 2011.  The Company does not normally require collateral for trade receivables.

Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is provided for using the straight-line method over the estimated lives of the related assets.  Leasehold improvements are depreciated over the estimated useful life.  Depreciation is based on the estimated useful lives as follows:  machinery and equipment, 5 to

7 years; office furniture and fixtures, 5 to 7 years; vehicles, 5 years; leasehold improvements, 15 years; software, 3 years.

Fair Value of Financial Instruments

The Company’s financial instruments consist of cash, accounts receivable, accounts payable, accrued expenses, and member advances. The carrying values of all the Company’s financial instruments approximate fair value because of their short maturities. The Company currently has no lines-of-credit or equipment loans outstanding.

Sales Taxes

The Company collects sales taxes from customers on sales subject to the tax.  The Company’s accounting policy is to exclude the sales tax billed to and collected from customers from revenues and cost  of  sales and, instead, record the  sales tax charged to  customers as a liability, and remit those taxes to the appropriate state taxing authority when due.

Revenue Recognition

Revenue  is  attributable  to  fees  for  providing  services,  primarily  sleep  disorder  testing,  therapeutic  titrations  and clinical management. Most agreements include a fee per patient and type of study performed. The agreements may also include a fixed monthly fee for equipment. Fees associated with services are recognized in the period services are rendered and earned under service arrangements with clients where service fees are fixed or determinable and collectability is reasonably assured.  Service  fees  are  determined  based  on  written  price  quotations  or  service agreements  having  stipulated  terms  and  conditions  that  do  not  require  management  to  make  any  significant judgments or assumptions regarding any potential uncertainties.

Cost of Revenue

Cost of revenue consists primarily of personnel and medical supplies costs incurred in the delivery of the service.

Income Taxes

The Company operates as a limited liability company (“LLC”). As such, the net income or loss from the Company flows  through  to  the  members  and  they  are  taxed  on  their  proportionate  share  of  the  LLC’s  taxable  income.  Therefore, no provision or liability for federal or state income taxes related to the LLC is included in these financial statements.

Tax benefits arising from an uncertain tax position can only be recognized for financial reporting purposes if, and to the extent that, the position is more likely than not to be sustained in an audit by the applicable taxing authority.

There were no material unrecognized tax benefits and related tax liabilities at December 31, 2012 and 2011. Penalties related to uncertain tax positions would be recorded as a component of general and administrative expenses. Interest relating to uncertain tax positions would be recorded as a component of interest expense. The Company is no longer subject to income tax examinations for calendar years prior to 2010.

Recent Accounting Pronouncements

Accounting  standards  that  have  been  issued  or  proposed  by  the  Financial  Accounting  Standards  Board  and  other standard setting entities that do not require adoption until a future date are not expected to have a material impact on the financial statements upon adoption.

 (3)  SUBSEQUENT EVENTS

On June 28, 2013, Vystar Corporation entered into an LLC Ownership Interest Purchase Agreement with Michael Soo,  M.D.,  the  sole  member  of  Kiron  Clinical  Sleep  Lab,  LLC,  to  purchase  all  outstanding  membership  and ownership interests of Kiron, and on July 1, 2013, completed such purchase.

Pursuant to the Agreement, the Company:

(a) Delivered $90,000 cash to Seller;

(b) Issued to Seller 727,434 shares of Vystar common stock, valued at $50,000 or $0.0688 per share; and

(c)  Two percent (2%) of the gross receipts received by Kiron for a period of five (5) years.

In addition, the Company agreed to pay an additional $60,000 (the “Adjustment Amount”), $10,000 in cash and $50,000 in shares of Vystar common stock, in the event the audited financial results of Kiron for the year-end 2011, 2012, and the first six (6) months of 2013 are within two percent (2%) variability of the Statement of Revenues and Expenses provided by the Seller at closing for the periods referenced above.  In the event the audited financial results are within three percent (3%) variability, fifty percent (50%) of the Adjustment Amount shall be paid to the Seller.  As this calculation is subject to audit, management’s current estimate is subject to change.

The completed audit of Kiron’s 2011 and 2012 financial statements showed financial results that exceeded the three percent (3%) variability allowed under the Agreement and thus the $60,000 Adjustment Amount was forfeited.

At closing, the Company and Seller also entered into an agreement (“Contract”) pursuant to which the Seller through his medical practice, Durham Neurology, PLLC, a wholly owned professional limited liability company would provide ongoing clinical and medical services to the Company and Kiron as Medical Director.  The Seller subsequently dissolved Durham Neurology, PLLC leaving Kiron without a Medical Director.  On March 10, 2014, Vystar and Kiron filed Civil Suit 74A-07997-1 IN THE SUPERIOR COURT OF GWINNETT COUNTY, STATE OF GEORGIA against Michael Soo, MD and Durham Neurology, PLLC for multiple breaches of the Agreement and Contract.  Potential settlement discussions are currently taking place but there is no evidence that they will be successful.  As such, the two percent (2%) of gross receipts for five (5) years that was included in the original consideration has also been forfeited.  The Purchase Consideration was therefore adjusted to $140,000 and all initial Goodwill associated with the purchase was written-off.

On December 24, 2013, Vystar entered into an Independent Contractor Agreement with Jamila Randolph Battle, MD, a North Carolina physician and sleep specialist, to assume the role of Medical Director for Kiron on January 1, 2014.  Dr. Battle received her undergraduate degree from Duke University and her medical degree from the University of North Carolina at Chapel Hill School of Medicine. She completed her family medicine residency at the University of Michigan, Ann Arbor. Upon completion of her training she returned to North Carolina where she practiced family medicine and served as a consulting associate at Duke Family Medicine. In 2010 she began formal training and education with The School of Sleep Medicine in Palo Alto, California and the Mayo Clinic in Rochester, MN.  In 2012, she became Board Certified in Sleep Medicine.